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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 14, 2001


                            GATX CAPITAL CORPORATION


   Incorporated in the                     IRS Employer Identification Number
    State of Delaware                                  94-1661392



                             Four Embarcadero Center
                             San Francisco, CA 94111
                                 (415) 955-3200

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ITEM 5.  OTHER EVENTS

        On May 14, 2001, GATX Corporation and GATX Capital Corporation issued the following press release:

GATX CORPORATION PLANS TO COMBINE LEGAL ENTITIES

        CHICAGO, MAY 14 - GATX Corporation (NYSE:GMT) today announced that it plans to pursue a realignment of the legal structure of its subsidiary companies. Currently, GATX's two principal subsidiaries, GATX Rail Corporation and GATX Capital Corporation, are separate legal entities, each with its own shelf registration and debt issuance capability. The planned realignment would ultimately result in a combination of these two companies into a single legal entity. GATX Corporation expects that a single entity structure will result in greater scale and liquidity in the capital markets and lower relative funding costs.
        The planned combination will not affect GATX Corporation's current reporting segments or the day-to-day operations, management structure and responsibilities, or strategic direction of either GATX Rail or GATX Capital.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GATX CAPITAL CORPORATION
                                          --------------------------------------
                                                       (Registrant)


                                                    /s/ Curt F. Glenn
                                          --------------------------------------
                                                      Curt F. Glenn
                                                Senior Vice President and
                                                 Chief Financial Officer
                                                (Duly Authorized Officer)


Date:  May 16, 2001